Exhibit 10.1

COGNOVIT PROMISSORY NOTE

$10,500,000.00

June 16, 2022

FOR VALUE RECEIVED, HALL OF FAME ENTERTAINMENT & RESORT COMPANY, a Delaware corporation, HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company, and HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company (collectively, “Borrower”), as makers, jointly and severally hereby unconditionally promise to pay to CH CAPITAL LENDING, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), or order, the principal sum of TEN MILLION FIVE HUNDRED THOUSAND and 00/100 Dollars ($10,500,000.00) (the “Maximum Principal Amount”), or so much thereof as may be advanced to or for the benefit of Borrower, in lawful money of the United States of America, with interest thereon computed in accordance with Paragraph 1(b), all to be paid in accordance with the terms of this Promissory Note (as amended, restated, supplemented, waived, or otherwise modified from time to time, this “Note”).

1. Payment Terms; Advances; Interest; Origination Fee.

(a) Borrower agrees to pay the principal sum of this Note, interest on the unpaid principal sum of this Note, and all other amounts due under this Note from time to time outstanding, in accordance with the terms of this Note.

(b) Interest shall accrue on the outstanding balance of this Note at the greater of (i) twelve percent (12%) per annum, compounded monthly, or (ii) if applicable, the Default Rate (as defined in Paragraph 3(e)(iii)) (such greater rate, the “Interest Rate”). Interest on funds advanced by Lender to Borrower pursuant to this Note shall accrue from the date such advance is made to Borrower (or is made on behalf of Borrower, at Borrower’s request, to third parties). Interest payable pursuant to this Note shall be computed on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due. Interest shall be paid by Borrower to Lender on the Note Maturity Date. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day (as defined in Paragraph 3(e)(i)), such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the interest due hereunder.

(c) The outstanding principal balance of this Note, all accrued and unpaid interest thereon, and all other amounts due under this Note shall be due and payable on or before the applicable Note Maturity Date (as defined in Paragraph 3(e)(vi)).

(d) All payments under this Note shall be made to Lender at the following address, or at such other place as Lender may from time to time designate in writing: 11111 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.

(e) Principal and interest shall be paid without deduction or offset in lawful money of the United States. Borrower shall have the right to prepay all or any portion of the principal amount of this Note at any time before the Note Maturity Date without penalty or premium for prepayment. Payments shall be applied first to interest, Late Charges, and other costs due to Lender hereunder, and the balance to principal.

2. Expenses; Indemnification.

(a) Borrower agrees to pay promptly: (i) all the actual and reasonable documented costs and expenses of Lender, including reasonable attorneys’ fees, in connection with the negotiation, preparation, and execution of this Note and the transactions contemplated hereby, (ii) all fees, costs, and expenses incurred by Lender (including during the pendency of any bankruptcy, insolvency, receivership, or other similar proceeding, regardless of whether allowed or allowable in such proceeding) to maintain, protect, or preserve Lender’s rights under this Note or with respect to any collateral that secures this Note, (iii) all the actual and reasonable costs and expenses of creating and perfecting liens on any collateral that secures this Note in favor of Lender, including filing and recording fees, expenses, and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses, and disbursements of counsel to Lender, (iv) all the actual and reasonable costs and fees, expenses, and disbursements of any auditors, accountants, consultants, or appraisers engaged by Lender in connection with the transactions contemplated by this Note, (v) all the actual and reasonable costs and expenses (including the reasonable fees, expenses, and disbursements of any appraisers, consultants, advisors, and agents employed or retained by Lender) in connection with the custody or preservation of any of collateral that secures this Note, and (vi) after the occurrence of a Default (as defined in Paragraph 4(e)(ii)) or an Event of Default (as defined in Paragraph 4(e)(iv)), all documented costs and expenses, including reasonable attorneys’ fees and costs of settlement, incurred by Lender in enforcing any obligations under this Note or under any other agreement executed in connection with or securing this Note, or in collecting any payments due from Borrower under this Note or under any other agreement executed in connection with or securing this Note by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of collateral securing this Note) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or pursuant to any insolvency or bankruptcy cases or proceedings.

(b) Borrower agrees to indemnify Lender and each of Lender’s employees, agents and representatives, and their respective successors and assigns (each of the foregoing Persons (as defined in Paragraph 4(e)(vii)), an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related costs and expenses, including reasonable counsel fees, disbursements and other charges, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Note or any other agreement executed in connection with or securing this Note, the performance by the parties thereto of their respective obligations thereunder, or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of this Note, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual release of hazardous materials on the Mortgaged Property (as defined in Paragraph 4) in violation of applicable environmental laws; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related costs and expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee (and, upon any such determination, any indemnification payments with respect to such losses, claims, damages, liabilities or related costs and expenses previously received by such Indemnitee shall be subject to reimbursement by such Indemnitee). To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Paragraph 2(b) may be unenforceable in whole or in part because they are violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by Indemnitees or any of them.

(c) To the extent permitted by applicable law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential, or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Note or any other agreement executed in connection with or securing this Note or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, or the use of the proceeds of this Note.

(d) Any amounts payable to Lender under this Paragraph 2 shall accrue interest at the Interest Rate, calculated from the date of payment or disbursement by Lender, until repaid in full.

3. Default and Acceleration.

(a) Upon the occurrence and during the continuance of any Event of Default, and at any time and from time to time thereafter, in addition to any other rights or remedies available to Lender under this Note, at law, or in equity:

(i) Borrower shall pay interest on the outstanding principal and interest at an interest rate equal to the Default Rate.

(ii) Lender may, at its option, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and/or in and to any collateral that secures this Note; including, without limitation, declaring Borrower’s obligations under this Note to be immediately due and payable (including any accrued and unpaid interest and any other amounts owing by Borrower under this Note).

(b) If any payment owing from Borrower to Lender under this Note is not received by Lender within ten (10) days following its due date, Borrower shall pay to Lender an additional sum equal to four percent (4%) of the overdue amount as a late charge (the “Late Charge”). The Late Charge shall be paid to Lender within ten (10) days after the date incurred, and any failure to pay the Late Charge within thirty (30) days after the date incurred shall be an Event of Default hereunder.

(c) Borrower recognizes that any failure by Borrower to timely make the payments provided for herein, or any other Event of Default hereunder, will cause Lender to incur costs not contemplated by this Note (including, without limitation, processing and accounting charges, loss of use of funds, and frustration to Lender in meeting its other financial commitments), and that the damages caused thereby would be extremely difficult and impractical to ascertain. Borrower hereby agrees that, if any such event should occur, the Default Rate (if applicable) and the Late Charge (if applicable), represent a fair and reasonable estimate of the damages and costs to Lender, considering all the circumstances existing on the date of this Note. The parties further agree that proof of actual damages would be costly or inconvenient. Acceptance of the Late Charge (if applicable) will not be deemed a waiver of any Default or Event of Default (unless such Default or Event of Default is cured in accordance with the provisions of this Note), and shall not prevent Lender from exercising any other rights and remedies available to Lender.

(d) No failure or delay on the part of Lender in exercising any right or remedy under this Note or under any other agreement executed in connection with or securing this Note shall operate as a waiver of any such right or remedy. No right, power, or remedy given to Lender by the terms of this Note or by the terms of any other agreement executed in connection with or securing this Note is intended to be exclusive of any other right, power, or remedy, and each and every such right, power, or remedy shall be cumulative and in addition to every other right, power, or remedy given to Lender by the terms of any instrument or by any statute or otherwise against Borrower or any other Person. No single or partial exercise by Lender of any power hereunder, or under any other document executed in connection with or securing this Note, shall preclude other or further exercise thereof or the exercising of any other power.

(e) For purposes of this Note:

(i) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Cleveland, Ohio are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority, so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in Cleveland, Ohio are generally are open for use by customers on such day.

(ii) “Default” means any event or condition that, upon notice, lapse of time, or both, would constitute an Event of Default.

(iii) “Default Rate” means the lesser of (A) five percentage points in excess of the Interest Rate, and (B) the Maximum Legal Rate (as defined in Paragraph 6(a)).

(iv) “Event of Default” means (A) Borrower’s failure to pay, on or before the due date thereof (subject to Paragraph 3(b) with respect to Late Charges only and subject to Paragraph 3(c)), any amount owing to Lender under this Note or under any other agreement executed in connection with this Note, or (B) Borrower’s failure, within five (5) days after written notice from Lender to Borrower, to comply with any non-monetary covenant contained in this Note or in any other agreement executed in connection with or securing this Note.

(v) “Financing” means that Borrower or any other direct or indirect subsidiary of Hall of Fame Resort & Entertainment Company receives, or is entitled to receive, proceeds of any financing, loan, extension of credit, equity issuance, or similar cash generating event. Examples of a Financing include, but are not limited to, loans secured by mortgages on real property, loans secured by accounts receivable, personal property, or cash or cash equivalents, tax increment financing, tourism development district bond financing, PACE financing, issuance of shares or warrants for which a purchase price is paid, and unsecured loans and lines of credit.

(vi) “Net Proceeds” means that amount which remains available for payout after payment of (1) liens (mortgage, judgment, and mechanic’s, if any) encumbering the real, personal or intangible property which is the subject of the Financing, and (2) usual, customary and typical costs for a transaction of the type which is the subject of the Financing.

(vii) “Note Maturity Date” means September 10, 2022 unless an earlier payment is required pursuant to the provisions of Section 4 of this Note.

(viii) “Person” means any individual, partnership, limited liability company, corporation, joint venture, association, trust, or other entity

(ix) “Term” means the period commencing on the date hereof and ending on the applicable Note Maturity Date.

4. Security; Covenant to Pay Net Proceeds to Lender. This Note is secured by (a) a Mortgage (the “Mortgage”) encumbering that certain real property known as Auditor Parcel Nos. 10015053, 10014342, 10015055, and 10014341 located in Canton, Ohio, commonly known as the Retail Center I and Retail Center II parcels (the “Mortgaged Property”), as more particularly described therein; and (b) a pledge and security interest (the “Pledge”) in all of the membership interests held by HOF Village Newco, LLC, a Delaware limited liability company, in the following Delaware limited liability companies: (i) HOF Village Waterpark, LLC, and (ii) HOF Village Hotel I, LLC. Notwithstanding anything contained in this Note or the Mortgage to the contrary, Borrower shall have no right, without Lender’s consent, to enter into additional indebtedness and to grant liens on the Mortgaged Property or on the real property or real property interests held or owned by HOF Village Waterpark, LLC or HOF Village Hotel I, LLC. Hall of Fame Entertainment & Resort Company, for itself and each, every and all of its direct and indirect subsidiaries, covenants and agrees that the Net Proceeds of a Financing which occurs after the date of this Note shall be paid to Lender to the extent of the aggregate of the then unpaid principal balance, interest, Late Charges, and costs, expenses and fees which Borrower is or may have become obligated to pay under the several provisions of this Note (collectively, the “Amount Due”). If the Net Proceeds are insufficient to pay the Amount Due in full, the principal balance due hereunder shall be reduced by the amount of principal reflected on a Lender-approved closing or settlement statement after the payment of all costs, fees and expenses of Lender, but otherwise all of the provisions of this Note, the Mortgage, and the Pledge shall remain in full force and effect until the remaining Amount Due is paid in full.

5. Savings Clause. Notwithstanding anything to the contrary contained herein:

(a) All agreements and communications between Borrower and Lender are hereby, and shall, automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged, or received by Lender shall never exceed the maximum non-usurious interest rate (if any), that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note, under the laws of any state whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of this Note (the “Maximum Legal Rate”).

(b) In calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated, and spread over the full amount and term of all principal indebtedness of Borrower to Lender.

(c) If, through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward the payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

6. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged, or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge, or termination is sought.

7. Waivers. Borrower and all others who may become liable for the payment of all or any part of the obligations evidenced by this Note do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment, and all other notices of any kind, except as expressly provided herein. No release of any security for the obligations evidenced by this Note, nor any extension of time for payment of this Note or any installment hereof, and no alteration, amendment, or waiver of any provision of this Note or of any other agreement between Lender (on one hand) and any other Person (on the other hand), shall release, modify, amend, waive, extend, change, discharge, terminate, or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the obligations evidenced by this Note. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand, as provided for in this Note or in any other agreement executed in connection with or securing this Note.

8. Transfer; Successors and Assigns.

(a) This Note and any of Lender’s rights hereunder may be assigned by Lender, at any time, to any entity that is directly or indirectly controlling, controlled by, or under common control with Lender. Any such assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note. Upon any such transfer of this Note by Lender, Lender may deliver its rights to all the collateral (if any) mortgaged, granted, pledged, or assigned as security for this Note (or any part thereof) to the transferee, who shall thereupon become vested with all the rights and obligations herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights and obligations hereby given to it with respect to any liabilities and the collateral not so transferred.

(b) Borrower shall not have the right to assign or transfer Borrower’s rights or obligations under this Note without Lender’s prior written consent (which consent may be withheld in Lender’s sole discretion). Any attempted assignment or transfer by Borrower of Borrower’s rights or obligations under this Note without Lender’s prior written consent shall be null and void.

(c) Subject to the foregoing, this Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective heirs, successors and/or permitted assigns.

9. Governing Law; Jurisdiction; Service of Process.

(a) IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE.

(b) ANY LEGAL SUIT, ACTION, OR PROCEEDING AGAINST BORROWER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN STARK COUNTY, OHIO. BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION, OR PROCEEDING. BORROWER AGREES THAT SERVICE OF PROCESS UPON BORROWER AT THE ADDRESS FOR BORROWER SET FORTH IN PARAGRAPH 11, AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED IN PARAGRAPH 11, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION, OR PROCEEDING. BORROWER SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE IN THE ADDRESS FOR BORROWER SET FORTH IN PARAGRAPH 11. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. NOTWITHSTANDING THE FOREGOING, LENDER SHALL HAVE THE RIGHT TO INSTITUTE ANY LEGAL SUIT, ACTION, OR PROCEEDING FOR THE ENFORCEMENT OR FORECLOSURE OF ANY LIEN ON ANY COLLATERAL FOR THIS NOTE AND THE OBLIGATIONS EVIDENCED BY THIS NOTE IN ANY FEDERAL OR STATE COURT IN ANY JURISDICTION THAT LENDER MAY ELECT, IN ITS SOLE AND ABSOLUTE DISCRETION. BORROWER WAIVES ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION, OR PROCEEDING.

10. Waiver of Jury Trial. BORROWER (AND LENDER, BY ITS ACCEPTANCE HEREOF) HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE OBLIGATIONS EVIDENCED BY THIS NOTE, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND BY LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER OR BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

11. Notices. Any notice, demand, consent, approval, or document that Borrower or Lender is required or may desire to give or deliver to the other party shall be given in writing by (a) personal delivery; (b) certified mail, return receipt requested, postage prepaid; (c) a national overnight courier service that provides written evidence of delivery; or (d) electronic mail transmission and addressed as to such other party at its notice address set forth below:

(a) If to Lender:

CH Capital Lending, LLC
11111 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
Email: jmase@industrialrealtygroup.com

With a copy to (which shall not constitute notice):

Fainsbert Mase Brown & Sussman, LLP
11111 Santa Monica Blvd., Suite 810
Los Angeles, CA 90025
Attention: Dean Sussman, Esq.
Email: DSussman@fms-law.com

(b) If to Borrower:

c/o Hall of Fame Entertainment & Resort Company

2626 Fulton Dr. NW
Canton, OH 44718
Attention: Benjamin Lee

Email: Benjamin.Lee@HOFVILLAGE.com

and

c/o Hall of Fame Entertainment & Resort Company

2626 Fulton Dr. NW
Canton, OH 44718
Attention: Tara Charnes
Email: tara.charnes@HOFVillage.com

Any party may change its notice address (or any portion thereof) by giving written notice thereof in accordance with this paragraph. All notices hereunder shall be deemed given: (i) if delivered personally, when delivered; (ii) if sent by certified mail, return receipt requested, postage prepaid, on the third day after deposit in the U.S. mail; (iii) if sent by overnight courier, on the first Business Day after delivery to the courier; and (iv) if sent by electronic mail, on the date of transmission if sent on a Business Day before 5:00 p.m. Eastern time, or on the next Business Day, if sent on a day other than a Business Day or if sent after 5:00 p.m. Eastern time; provided that a hard copy of any notice sent by electronic mail must also be sent by either a nationally recognized overnight courier or by U.S. mail, first class, postage prepaid.

12. Time of the Essence. Time is of the essence with respect to Borrower’s obligations under this Note.

13. Severability. In the event any term or provision of this Note is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note, which terms and provision shall remain binding and enforceable.

14. Confession of Judgment. The undersigned irrevocably authorizes and empowers any attorney-at-law (including, without limitation, any attorney who has represented or does represent the holder of this Note) to appear for it, in the name and on behalf of the undersigned, before any court in the State of Ohio or elsewhere having statutory jurisdiction to render a cognovit judgment against the undersigned and/or any endorser, or surety, at any time after this obligation becomes due, and waive process and service thereof, and without notice, confess judgment against the undersigned in favor of the payee or holder, for the amount that may appear to be due hereon for principal, interest, damages and costs of suit, release all errors in any judgments so confessed, and waive all right and benefit of appeal and stay of execution. In the event the attorney at law who confesses judgment hereon has represented or does represent the holder of this Note, the undersigned specifically waives any conflict of interest on the part of such confessing attorney and specifically consents to the payment by the holder of this Note of the legal fee of the confessing attorney for confessing judgment hereon. The undersigned expressly acknowledges that the within warrant of attorney shall be deemed a continuing warrant of attorney and shall not be extinguished or terminated by reason of its having been utilized once or more than once against one or more of the undersigned, and that the within warrant of attorney shall survive the entry of any judgment hereon and shall remain in effect as long as any amounts due thereon remain unpaid. This provision and the rights herein granted shall not be affected by the dissolution or liquidation of any of the undersigned. Each of the undersigned further acknowledge and agree that, upon any acceleration of the indebtedness of the undersigned, for any reason, failure to pay the entire outstanding accelerated indebtedness shall be a payment default under Ohio Revised Code Section 2323.13.

(Remainder of page intentionally left blank; signature page follows)

IN WITNESS WHEREOF, Borrower and Lender have duly executed this Promissory Note as of the day and year first above written.

Borrower:

“WARNING: BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

HALL OF FAME ENTERTAINMENT & RESORT COMPANY,
a Delaware corporation

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Signature Page

Promissory Note

IN WITNESS WHEREOF, Borrower and Lender have duly executed this Promissory Note as of the day and year first above written.

Borrower:

“WARNING: BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

HOF VILLAGE RETAIL I, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, Borrower and Lender have duly executed this Promissory Note as of the day and year first above written.

Borrower:

“WARNING: BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

HOF VILLAGE RETAIL II, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Signature Page

Promissory Note